Sumisho Air Lease Corporation Financial Results 2Q 2026

Forward Looking Statements This presentation contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Those statements appear in a number of places in this presentation and include statements regarding, among other matters, the state of the airline industry, our ability to access the capital and debt markets, our aircraft sales pipeline and expectations, changes in inflation and interest rates and other macroeconomic conditions and other factors affecting our financial condition or results of operations. Words such as “can,” “could,” “may,” “predicts,” “potential,” “will,” “projects,” “continuing,” “ongoing,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and “should,” and variations of these words and similar expressions, are used in many cases to identify these forward-looking statements. Any such forward-looking statements are not guarantees of future performance and involve risks, uncertainties, and other factors that may cause our actual results, performance or achievements, or industry results to vary materially from our future results, performance or achievements, or those of our industry, expressed or implied in such forward-looking statements. Such factors include, among others: • we have a significant amount of indebtedness, requiring a substantial portion of our cash flows to be dedicated to debt service payments, and we will require significant capital to satisfy our outstanding debt obligations as they come due; • despite our substantial indebtedness levels, we may still be able to incur significantly more debt, which could exacerbate the risks associated with our substantial debt; • changes in our cost of borrowing or interest rate increases may adversely affect our net income and our ability to compete in the marketplace; • any negative changes in our credit ratings may limit our ability to obtain financing or increase our borrowing costs; • our senior unsecured securities will be effectively subordinated to our secured debt to the extent of the value of the assets securing such indebtedness; • the limited covenants applicable to our senior unsecured securities that may not provide protection against some events or developments that may affect our ability to repay such securities or the trading prices for such securities; • we may be unable to generate sufficient returns on our aircraft investments which may have an adverse impact on our net income; • failure to complete our planned aircraft sales could affect our net income and credit ratings and may lead us to use alternative sources of liquidity; • our business depends on the ability of aircraft manufacturers to remain financially stable; • if our aircraft become obsolete or experience a decline in customer demand, our ability to lease and sell those aircraft and our results of operations may be negatively impacted and may result in impairment charges; • potential conflicts of interest may arise from SMBC AC’s role as the exclusive servicer of our aircraft leased to non-U.S. airlines; • after the Merger, we no longer have an OEM orderbook, which may impact our ability to manage our aircraft portfolio and, if we are unable to obtain new and younger aircraft, it may increase our re-leasing risk and residual value risk; • aircraft have limited economic useful lives and depreciate over time and we may be required to record an impairment charge or sell aircraft for a price less than its depreciated book value which may impact our financial results; • we are dependent on the ability of our lessees to perform their payment and other obligations to us under our leases and their failure to do so may materially and adversely affect our financial results and cash flows; • we may experience increased competition from other aircraft lessors which may impact our ability to execute our long term strategy; • our lessees may fail to adequately insure our aircraft or fulfill their indemnity obligations, or we may not be able to adequately insure our aircraft or insurers may not fulfill their policy obligations, which may result in increased costs and liabilities; • other events affecting our business or the business of our lessees and aircraft manufacturers or their suppliers that are beyond our or their control, such as the threat or realization of epidemic diseases, natural disasters, terrorist attacks, war or armed hostilities between countries or non-state actors; and • any additional factors discussed under “Part I — Item 1A. Risk Factors,” in our Annual Report on Form 10-K for the year ended December 31, 2025, “Part II — Item 1A. Risk Factors,” in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2026 and other Securities and Exchange Commission (“SEC”) filings, including future SEC filings. All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations. You are therefore cautioned not to place undue reliance on such statements. Any forward looking statement speaks only as of the date on which it is made, and we do not intend and undertake no obligation to update any forward-looking information to reflect actual results or events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. The Company has an effective registration statement (including a prospectus) with the SEC. Before you invest in any offering of the Company’s securities, you should read the prospectus in that registration statement and other documents the Company has filed with the SEC for more complete information about the Company and any such offering. You may obtain copies of the Company’s most recent Annual Report on Form 10-K and the other documents it files with the SEC for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Company will arrange to send such information if you request it by contacting Sumisho Air Lease Corporation, General Counsel, 2000 Avenue of the Stars, Suite 1000N, Los Angeles, California 90067, (310) 553-0555. The Company routinely posts information that may be important to investors in the “Investors” section of the Company’s website at www.sumisho.aero. Investors and potential investors are encouraged to consult the Company’s website regularly for important information about the Company. The information contained on, or that may be accessed through, the Company’s website is not incorporated by reference into, and is not a part of, this presentation.

Non-GAAP Measures In addition to financial results prepared in accordance with U.S. generally accepted accounting principles, or GAAP, this presentation contains certain non-GAAP financial measures, including adjusted net income before income taxes and adjusted D/E. Management believes that adjusted net income before income taxes is helpful in evaluating the operating performance of our ongoing operations and identifying trends in our performance, because it removes the effects of certain non-cash items, and other items that we do not believe are indicative of our ongoing operations. In addition, management believes that adjusted D/E, which is defined as adjusted debt divided by adjusted equity, may further assist investors in their understanding of our capital structure and leverage. However, these non-GAAP measures should not be considered in isolation or as a substitute for analysis of our operating results, cash flows or leverage as reported under GAAP. Adjusted net income before income taxes does not reflect our cash expenditures or changes in our cash requirements for our working capital needs. In addition, our calculation of adjusted net income before income taxes and adjusted D/E may differ from the adjusted net income before income taxes and adjusted D/E, or analogous calculations of other companies in our industry, limiting their usefulness as a comparative measure. Investors and potential investors are encouraged to review the reconciliation of non-GAAP financial measures with their most direct comparable GAAP financial results set forth in the Appendix section, other than we are not providing a reconciliation for our non-GAAP adjusted D/E target, as we are unable to provide a meaningful calculation or estimation of reconciling items without unreasonable effort. This is due to the inherent difficulty of forecasting the timing or amount of items that would impact GAAP debt to equity that have not yet occurred, are out of our control or cannot be reasonably predicted. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures. In addition, although U.S. GAAP requires that we report our results for the “predecessor” period before the merger and the “successor” period after the merger separately, our discussion of our second quarter results reflects the non-GAAP combined results of the predecessor and successor periods in order to compare and discuss such results with our second quarter 2025 results. The combined results for second quarter of 2026 represent the sum of the reported amounts for the predecessor period from April 1, 2026 through April 7, 2026 and the successor period from April 8, 2026 through June 30, 2026. These combined results of operations are not considered to be prepared in accordance with U.S. GAAP and have not been prepared as pro forma results under applicable regulations. The non-GAAP combined results do not reflect the actual results we would have achieved had the acquisition occurred at the beginning of fiscal year 2026 and are not necessarily indicative of future results.

## Sumisho Air Lease is a Central Pillar of the Largest Global Aviation Financing Platform[1]

SMBC AVIATION CAPITAL — ~$60B Aircraft [2]

Sumisho Air Lease — $28B Aircraft [2, 3]

JOL / ABS / JV — ~$13B Aircraft

**$100B+ Aircraft**

**~1,900**
*Owned, Serviced and Committed Aircraft*

**>170**
*Airline Customers*

**$41B**
*New Technology Direct Aircraft Orders [2]*

1) Largest aircraft leasing platform by value of owned, managed, and on order aircraft.
2) SMBC Aviation Capital figures are as of March 31, 2026, except for direct aircraft orders which are as of July 20, 2026. Sumisho Air Lease figures include owned aircraft, and are as of June 30, 2026.
3) SMBC Aviation Capital services the Sumisho Air Lease owned fleet. Excludes the value of 34 aircraft on lease to U.S. airlines managed directly by Sumisho Air Lease.

Sumisho Air Lease
4

Ongoing OEM production constraints continue to fuel strong aircraft demand and attractive lease rates Integration Process Update Supply / Demand Imbalance Robust Trading Environment Signed contracts for two large portfolio sales totaling $4.4B, aimed at reducing leverage & improving portfolio mix Servicing partnership with SMBC Aviation Capital functioning well, positive customer feedback 5 Sumisho Air Lease Business Update

# 2Q 2026 Financial & Operating Highlights

| | |
|---|---|
| **Net Income [1]**<br>Non-GAAP Successor/Predecessor Combined Net Income | $7M |
| **Non-GAAP Adjusted Net Income Before Income Taxes [2]**<br>Incorporates Successor/Predecessor results, excludes merger-related costs, fair value adjustments, and other items | $126M |
| **Aircraft Sales Pipeline**<br>Includes $5.1B in aircraft held for sale & ~$25M of aircraft subject to letters of intent | $5.1B |
| **New Technology Fleet [3]**<br>Young, liquid, in-demand fleet of new technology focused aircraft | 85% |
| **Leverage Target [4]**<br>Sales progressing, long-term leverage target of 3.0x adjusted D/E | 3.0x |

**All figures as of June 30, 2026, other than letters of intent, which reflect those signed through August 10, 2026.**

1) Consists of the combined value of GAAP Predecessor Net Income of $26.0M from April 1 to April 7, 2026, and GAAP Successor Net Loss of $(18.8)M from April 8 to June 30, 2026, and is not considered to be prepared in accordance with US GAAP and has not been prepared as pro forma results under applicable regulations. See "Non-GAAP Measures" for more information.
2) Non-GAAP Adjusted Net Income Before Income Taxes incorporates Successor/Predecessor results, excludes merger-related costs, amortization of fair value adjustments, acceleration of expenses related to terminated employees, among other items. Please see the Appendix for a reconciliation to GAAP Net Income.
3) New technology aircraft are defined as A220 family, A320neo family, A330neo family, A350 family, Boeing 737 MAX family, and Boeing 787 family aircraft types.
4) Adjusted D/E is a non-GAAP financial measure. See "Non-GAAP Measures" for more information.

Sumisho Air Lease

6

Strong Balance Sheet and Liquidity Base Sumisho Air Lease’s robust financial position is underpinned by its largely unsecured debt profile, deep funding base, and strong global bank relationships including its primary lender, SMBC bank ~99% Unsecured Debt S&P, Fitch/Kroll BBB/A- GAAP D/E (3.5x Adjusted D/E)1 3.3x $3.5B Available Liquidity 7 All figures as of June 30, 2026. We define liquidity as our cash on hand plus availability under our committed revolving credit facility. 1) Please refer to the Appendix for a reconciliation of Adjusted D/E to GAAP D/E.

Portfolio Sales Driving Continued Fleet Optimization Existing Fleet Pro-forma Fleet 56% Widebody ~7 yrs Average Age 85% New Technology 87% New Technology Sumisho Air Lease maintains one of the most liquid and in-demand fleets of commercial aircraft in the sector Contracted aircraft sales are expected to support our deleveraging efforts while enhancing our portfolio quality in the process $4.4 billion Carrying Value of Perseus and Castlelake Sales Portfolios 8‘Pro-forma fleet reflects portfolio composition as at June 30, 2026., after giving effect to the $4.4B portfolio sales. 68 Total Aircraft

Sumisho Air Lease is Well-Positioned for Continued Success 9 Strong Aircraft Sales Pipeline 3 S&P/Fitch/Kroll Investment Grade Ratings Owned Fleet, 85% New Technology Aircraft 2 Available Liquidity, Strong Balance Sheet 4 $29B BBB/BBB/A- $3.5B $5.1B 1) Represents the value of SMBC Aviation Capital’s owned and managed fleet plus aircraft on order as of July 20, 2026. 2) $29 billion fleet and new technology aircraft percentage reflects Sumisho Air Lease’s owned fleet. New technology aircraft are defined as A220, A320neo family, A330neo, A350, Boeing 737 MAX and Boeing 787 aircraft types. 3) Aircraft in our sales pipeline includes letters of intent and sales agreements signed through August 6, 2026. 4) We define liquidity as cash on hand plus available borrowings under our committed revolving credit facility. Key Pillar of Largest Global Aviation Financing Platform - Scale Matters 1 $100B+ #1

Appendix Financial Results Q1 2026

Sumisho Air Lease Corporation: Ownership Structure SCIV Sumisho Air Lease Designated Activity Company Sumisho Air Lease Finance Corporation Sumisho Air Lease Corporation 24.99% Economic 18.75% Economic37.51% Economic 18.75% Economic 75.01% Economic 11

Structured Equity Investment Characteristics Equity invested by Apollo and Brookfield includes certain structural enhancements Enhancements contained within equity at SCIV level, not Sumisho Air Lease level Distributions by Sumisho Air Lease Corporation DAC made in line with common equity holdings Long-Term Support Agreement (“LTSA”) in place between Sumitomo Corporation and Apollo and Brookfield Option available to Sumitomo Corporation in years 7 to 10 to acquire Apollo and Brookfield’s equity in SCIV 12

# of countries2 # of operators3 Orders2 In Storage 2 In Service 2 In our portfolio 1 Aircraft Type 24 27 444 80 412 43 A220-100/-300 98 263 4 368 3,499 14 A320-200 51 103 - 97 1472 17 A321-200 59 122 1,872 480 1,845 20 A320-200neo 53 111 5,557 288 1,754 110 A321-200neo 70 113 - 138 854 18 A330-200/300 19 20 294 11 170 28 A330-900neo 30 41 755 34 670 25 A350-900/1000 88 208 2 310 5,380 34 737-800 47 89 2,209 37 2,178 111 737-8/9 MAX 46 75 5 183 1027 24 777-200ER/-300ER 39 57 1,074 20 842 43 787-9/-10 35 48 - 95 367 1 E190 Sumisho Air Lease – High Quality, Liquid Aircraft Portfolio 1) Includes Sumisho Air Lease owned fleet as of June 30, 2026. 2) Cirium Fleets Analyzer Ascend as of June 30, 2026, passenger aircraft only 3) Cirium Fleets Analyzer Ascend as of June 30, 2026, airline operators only, in-service & stored fleet only. 13

Non-GAAP Reconciliations 14 Non-GAAP Successor Combined Period from April 8 - June 30, Period from April 1 - April 7, Three Months Ended June 30, Three Months Ended June 30, (in thousands) 2026 2026 2025 2026 Reconciliation of net (loss)/income attributable to common stockholders to adjusted net income before income taxes: Net (loss)/income attributable to common stockholders (18,775)$ 25,964$ 374,086$ 7,189$ Amortization of debt discounts and issuance costs 3,386 937 13,217 4,323 Amortization of fair value adjustments 30,596 - - 30,596 Recoveries of Russian fleet write-off - - (344,002) - Stock-based compensation expense 26,299 309 12,674 26,608 Merger related costs 64,725 51 - 64,776 Income tax (benefit)/expense (1,314) (5,732) 101,414 (7,046) Adjusted net income before income taxes 104,917$ 21,529$ 157,389$ 126,446$ Predecessor

Non-GAAP Reconciliations 15 June 30, 2026 (in thousands) Debt 19,996,779 Adjusted for: Cash and cash equivalents (368,606) 50% credit for preferred stock 450,000 Adjusted Debt 20,078,173 Equity 6,118,868 Adjusted for: 50% credit for preferred stock (450,000) Adjusted Equity 5,668,868$ Debt to Equity 3.3x Adjusted Debt to Equity 3.5x